Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Owens & Minor, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward A. Pesicka, President, Chief Executive Officer & Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward A. Pesicka
Edward A. Pesicka
President, Chief Executive Officer & Director
Owens & Minor, Inc.
November 3, 2021